UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 2, 2021

SILVER SPIKE ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-39021

Cayman Islands	N/A
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

660 Madison Avenue, Suite 1600, New York, New York 10065
(Address of principal executive offices, including zip code)

(212) 905-4923
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	SSPK	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SSPKW	The NASDAQ Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SSPKU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 15, 2021, Silver Spike Acquisition Corp., a Cayman Islands exempted company (the “Company” or “Silver Spike”), filed a registration statement on Form S-4 (File No. 333-252186) (as amended on March 11, 2021, April 1, 2021, May 14, 2021 and May 25, 2021, the “Registration Statement”) in connection with the Company’s proposed business combination with WM Holding Company, LLC, a Delaware limited liability company (“WMH”) pursuant to that certain Agreement and Plan of Merger, dated as of December 10, 2020 (as amended or modified from time to time, the “Merger Agreement”), by and among Silver Spike, Silver Spike Merger Sub LLC, a Delaware limited liability company and a wholly owned direct subsidiary of Silver Spike (“Merger Sub”’), WMH, and Ghost Media Group, LLC, a Nevada limited liability company, solely in its capacity as the securityholder representative thereunder (the “Holder Representative”). On May 25, 2021, the Registration Statement was declared effective by the Securities and Exchange Commission (the “SEC”) and the Company filed a Definitive Proxy Statement/Prospectus relating to the Company’s extraordinary general meeting of shareholders scheduled to be held on June 10, 2021 (the “Definitive Proxy Statement/Prospectus”) to, among other things, obtain the approvals required for the merger and the other transactions and ancillary agreements contemplated by the Merger Agreement.

As disclosed in the Registration Statement, two putative shareholder lawsuits have been filed against the Company in the Supreme Court of the State of New York, captioned, Brait v. Silver Spike Acquisition Corp., et al., Index No. 650629/2021 (N.Y. Sup. Ct.), and Stout v. Silver Spike Acquisition Corp., et al., No. 650686/2021 (N.Y. Sup. Ct.) (the “Legal Actions”). The Legal Actions allege that the members of the board of directors of the Company (the “Board”) breached their fiduciary duties in connection with the merger by omitting material information with respect to the merger from the Definitive Proxy Statement/Prospectus, and that certain other defendants aided and abetted such breaches.  The Company has also received similar demands from other purported shareholders of the Company, containing similar allegations.

The defendants and the Board deny that they have violated any laws or breached any duties to the Company’s shareholders and believe that the claims asserted in these lawsuits are without merit. The Company believes that the Definitive Proxy Statement/Prospectus contains all material information required to be disclosed and that no supplemental disclosure is required to the Definitive Proxy Statement/Prospectus under any applicable law, rule or regulation. Nevertheless, since the outcome of these lawsuits and shareholder demands is uncertain, may cause delays to the closing of the merger, and litigation may be burdensome and expensive, the Company has decided to make the following supplemental disclosures. Nothing in this Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT/PROSPECTUS

This supplemental information should be read in conjunction with the Definitive Proxy Statement/Prospectus which should be read in its entirety. Page references in the below disclosures are to pages in the Definitive Proxy Statement/Prospectus, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement/Prospectus. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement/Prospectus, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement/Prospectus. The Company denies any alleged violations of law or any legal or equitable duty. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following supplemental disclosure solely for the purpose of mooting any alleged disclosure issues asserted in the Legal Actions.

The following underlined language supplements the fourth paragraph of text on page 127 of the Definitive Proxy Statement/Prospectus under the heading “Background of the Business Combination”:

After the IPO, Silver Spike commenced an active search for prospective business combination candidates. Silver Spike contacted, and was contacted by, a number of individuals and entities with respect to business combination opportunities. During this search process, Silver Spike reviewed, and entered into preliminary discussions with respect to, a number of acquisition opportunities other than WMH.

During that process, Silver Spike’s management:

•
developed an initial list of potential business combination candidates; potential business combination candidates were primarily identified through Silver Spike’s general industry knowledge and network;

•	considered and conducted analyses of approximately sixty-five (65) potential business combination candidates, primarily in the cannabis and related health and wellness industries;
•
engaged in preliminary, high-level discussions of illustrative transaction structure to effect an initial business combination with ten (10) potential business combination candidates or their representatives; and

•	engaged in meaningful and detailed discussions, due diligence, and negotiations with six (6) potential business combination candidates or their representatives, one of which was WMH.

With respect to the five (5) other potential business combination candidates, three (3) were in the CBD brands and processors field, one (1) was in high tech engineering and one (1) was in consumer retail. Silver Spike did not pursue further a potential transaction with the other potential business combination targets with which it engaged in discussions for a variety of factors, including the impact of the COVID-19 crisis on the target companies, weaknesses in projected financial performance, inability to reach an agreement on valuation, structuring challenges, a potential target’s failure to satisfy the 80% test included in Silver Spike’s memorandum and articles of association (which requires any business acquired by Silver Spike to have a fair market value equal to at least 80% of the balance of the funds in the trust account) and mutual decisions to pursue potential alternative transactions.

The following underlined language supplements the second paragraph of text on page 129 of the Definitive Proxy Statement/Prospectus under the heading “Background of the Business Combination”:

In the following weeks, Silver Spike executed an engagement letter with Stifel Nicolaus & Company (“Stifel”), pursuant to which Stifel was engaged as Silver Spike’s financial advisor and financing agent to provide certain financial advisory and investment banking services in connection with the business combination and the PIPE financing. Silver Spike also executed an engagement letter with Piper Sandler & Co. (“Piper”), pursuant to which Piper was engaged as Silver Spike’s financial advisor and financing agent to provide certain financial advisors and investment banking services in connection with the business combination and the PIPE subscription financing. Silver Spike hired each of Stifel and Piper because of their expertise and familiarity with the industry.

The following language supplements the text on page 133 of the Definitive Proxy Statement/Prospectus under the heading “Silver Spike’s Board of Directors’ Reasons for Approval of the Business Combination”:

Summary of Silver Spike Financial Analysis

The following is a summary of the material financial analyses prepared for and reviewed by the board of directors of Silver Spike in connection with the valuation of WMH. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by Silver Spike nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by the board of directors of Silver Spike. Silver Spike may have deemed various assumptions more or less probable than other assumptions, so the value resulting from any particular portion of the analyses summarized below should not be taken to be Silver Spike’s view of the actual value of WMH. Some of the summaries of the financial analyses set forth below include information presented in tabular format. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Silver Spike’s financial analyses and the board of directors of Silver Spike’s recommendation.

None of WMH, Silver Spike or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of WMH do not purport to be appraisals or reflect the prices at which the common stock may actually be valued. Accordingly, the results derived from the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before December 7, 2020 and is not necessarily indicative of current market conditions.

Comparable Company Analysis

The board of directors of Silver Spike reviewed certain financial information of WMH and compared it to certain publicly traded companies, selected based on the experience and the professional judgment of Silver Spike’s board of directors.

Silver Spike considered certain financial and operating data for publicly traded (i) vertical SaaS companies, (ii) online marketplace companies and (iii) e-commerce enablement platform companies, in each case, that Silver Spike deemed relevant for analysis. The selected companies were:

Vertical SaaS companies:
•	Veeva Systems Inc.
•	Avalara, Inc.
•	AppFolio, Inc.
•	Chegg, Inc.
•	Aspen Technology, Inc.

Online marketplace companies:
•	Fiverr International Ltd.
•	GoodRX Holdings, Inc.
•	Match Group, Inc.
•	Etsy, Inc.
•	Zillow Group, Inc.

E-Commerce enablement platform companies:
•	BigCommerce Holdings, Inc.
•	Shopify Inc.
•	ZoomInfo Technologies Inc.
•	Lightspeed POS Inc.
•	HubSpot, Inc.
•	Sprout Social, Inc.
•	Digital Turbine, Inc.
•	Medallia, Inc.
•	Square, Inc.

Silver Spike observed that the median enterprise value to next twelve months’ total revenue (“EV/Revenue”) of the vertical SaaS, online marketplace and e-commerce enablement platform companies were 17.6x, 14.6x and 18.1x, respectively, which compared favorably to the EV/Revenue multiple of WMH of 6.8x (based on the WMH projections) implied by the proposed enterprise value for the transaction.

None of the selected companies has characteristics identical to WMH. Companies were selected because they have certain characteristics which may be deemed comparable to WMH. An analysis of selected publicly traded companies is not purely quantitative; rather it involves complex consideration and judgements concerning differences in financial and operating characteristics of the selected companies and other factors that could affect the public trading values of the companies reviewed. Silver Spike believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected public company analysis. Accordingly, Silver Spike also made qualitative judgments, based on the experience and professional judgment of its board of directors, concerning differences between the operational, business and/or financial characteristics of Silver Spike and the selected companies to provide a context in which to consider the results of the quantitative analysis.

The following underlined language supplements the text on page 138 of the Definitive Proxy Statement/Prospectus under the heading “Board of Directors of New WMH Following the Business Combination”:

Upon the closing, assuming the election of each of the director nominees and re-nominees, the board of directors of New WMH will consist of the following eight (8) directors: Scott Gordon, Christopher Beals, Justin Hartfield, Douglas Francis, Tony Aquila, Fiona Tan, Olga Gonzalez and Brenda Freeman. See ‘‘Proposal No. 10 – The Director Election Proposal.’’ In addition, there will be one vacancy on New WMH’s board directors upon the closing, which such vacancy will be filled by an affirmative vote of a majority of New WMH’s board directors. Except for Mr. Gordon, no person affiliated with Silver Spike will serve as a director or officer of New WMH.

Item 7.01. Regulation FD Disclosure.

On or about June 1, 2021, Steven Jung, WMH’s President and Chief Operating Officer, notified WMH that he would resign from his positions effective June 30, 2021. Following his resignation, Mr. Jung will continue as a strategic advisor to WMH’s Chief Executive Officer. WMH expects to enter into a strategic advisor agreement with Mr. Jung in connection with this new role and he will continue to receive his salary, employee benefits and vesting of his equity awards during such additional service.

In connection with this notification, WMH promoted Juanjo Feijoo, WMH’s current Chief Marketing Officer, to Chief Operating Officer, effective July 1, 2021. Mr. Feijoo, 35, has served as WMH’s Chief Marketing Officer since May 2019. Previously, Mr. Feijoo served as Senior Director of Customer Engagement for Creative Cloud at Adobe, a publicly-held global technology company, from 2017 to 2019. Prior to that, from 2015 to 2017, Mr. Feijoo served various roles at Maplebear Inc. (d/b/a Instacart), a private company, including Vice President of Central Operations & Marketing. Prior that, from 2008 to 2015, Mr. Feijoo held several roles at Google, Inc., a publicly-held global technology company, including Head of Consumer Experience, Consumer Operations. Mr. Feijoo holds a B.S. in International Business Management from Oxford Brookes University.

There are no family relationships between Mr. Feijoo and any director or executive officer of WMH, there is no arrangement or understanding between Mr. Feijoo and any other person pursuant to which he was selected to serve as an officer of WMH, and there are no relationships or related transactions between Mr. Feijoo and WMH that would be required to be reported under Item 404(a) of Regulation S-K.

Forward Looking Statements

The information in this Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, potential benefits of the transaction and the potential success of WMH’s go-to-market strategy, and expectations related to the terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of WMH’s and Silver Spike’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of WMH and Silver Spike. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of Silver Spike or the equityholders of WMH is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to WMH; future global, regional or local economic and market conditions affecting the cannabis industry; the development, effects and enforcement of laws and regulations, including with respect to the cannabis industry; WMH’s ability to successfully capitalize on new and existing cannabis markets, including its ability to successfully monetize its solutions in those markets; WMH’s ability to manage future growth; WMH’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform and WMH’s ability to maintain and grow its two sided digital network, including its ability to acquire and retain paying customers; the effects of competition on WMH’s future business; the amount of redemption requests made by Silver Spike’s public shareholders; the ability of Silver Spike or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Silver Spike’s final prospectus dated August 7, 2019, Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and the Registration Statement, in each case, under the heading “Risk Factors,” and other documents of Silver Spike filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Silver Spike nor WMH presently know or that Silver Spike and WMH currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Silver Spike’s and WMH’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Silver Spike and WMH anticipate that subsequent events and developments will cause Silver Spike’s and WMH’s assessments to change. However, while Silver Spike and WMH may elect to update these forward-looking statements at some point in the future, Silver Spike and WMH specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Silver Spike’s and WMH’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where To Find It

In connection with the proposed business combination, Silver Spike filed the Registration Statement with the SEC, which includes a proxy statement/prospectus, that is both the proxy statement to be distributed to holders of the Company’s ordinary shares in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to WMH’s shareholders in connection with the completion of the business combination. The Registration Statement was declared effective on May 25, 2021 and the Definitive Proxy Statement/Prospectus and other relevant documents were mailed to Silver Spike’s shareholders as of May 19, 2021, the record date for the extraordinary general meeting of Silver Spike to be held in connection with the business combination. Silver Spike’s shareholders and other interested persons are advised to read the Extension Proxy Statement and the Definitive Proxy Statement/Prospectus as these materials contain important information about Silver Spike, WMH and the business combination. Shareholders may obtain a free copy of the Extension Proxy Statement or the Definitive Proxy Statement/Prospectus, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Silver Spike, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 660 Madison Ave Suite 1600, New York, NY 10065 or notices@silverspikecap.com.

Participants in the Solicitation

Silver Spike, WMH and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Silver Spike’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Silver Spike’s shareholders in connection with the proposed business combination is set forth in the Registration Statement. You can find more information about Silver Spike’s directors and executive officers in the Registration Statement and the proxy statement / prospectus. Shareholders, potential investors and other interested persons should read the Definitive Proxy Statement/Prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2021

SILVER SPIKE ACQUISITION CORP.

By:	/s/ Greg Gentile
	Name:	Greg Gentile
	Title:	Chief Financial Officer